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                                                            EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Progress Software Corporation (the Company) for the three months ended May 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the Report), each of the undersigned, Joseph W. Alsop, Chief Executive Officer, and Norman R. Robertson, Senior Vice President, Finance and Administration and Chief Financial Officer, of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOSEPH W. ALSOP                       /s/ NORMAN R. ROBERTSON
--------------------------------          --------------------------------------
Chief Executive Officer                   Senior Vice President, Finance and
                                          Administration and Chief Financial
                                          Officer

Date: September 30, 2004                  Date: September 30, 2004